Financial Instruments	12 Months Ended
Dec. 31, 2025
Financial Instruments
Financial Instruments

15.Financial Instruments

As at December 31, 2025 and 2024, the Company’s financial instruments consist of cash and cash equivalents, trade and other receivables, investments, the Greenstone gold interest, trade and other payables and the Credit Facilities. The Company classifies cash and cash equivalents and trade and other receivables as financial assets held at amortized cost; the Company holds its investments at FVTOCI. The Company classifies trade and other payables and the Credit Facilities as other financial liabilities held at amortized cost. The Greenstone gold interest is carried at FVTPL.

The fair value hierarchy establishes three levels to classify the inputs of valuation techniques used to measure fair value. The three levels of the fair value hierarchy are below:

Level 1 — fair values based on unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 — fair values based on inputs that are observable for the asset or liability, either directly or indirectly; and

Level 3 — fair values based on inputs for the asset or liability that are not based on observable market data.

The following table sets forth the Company’s financial assets and liabilities measured at fair value on a recurring basis by level within the fair value hierarchy as at December 31, 2025 and 2024:

As at December 31, 2025:

		Quoted prices in active	Significant other	Significant
		markets for identical	observable inputs	unobservable inputs
	Total	assets (Level 1)	(Level 2)	(Level 3)
In $000s	$	$	$	$
Investments	1,011	1,011	—	—
Greenstone gold interest	83,628	—	—	83,628
Total	84,639	1,011	—	83,628

As at December 31, 2024:

		Quoted prices in active	Significant other	Significant
		markets for identical	observable inputs	unobservable inputs
	Total	assets (Level 1)	(Level 2)	(Level 3)
In $000s	$	$	$	$
Investments	730	730	—	—
Greenstone gold interest	62,286	—	—	62,286
Beedie Convertible Loan	12,334	—	12,334	—
Beedie Derivative Liability	3,285	—	—	3,285
Total	78,635	730	12,334	65,571

The fair value of the Company’s other financial instruments, which include cash and cash equivalents, trade and other receivables, and trade and other payables, approximate their carrying values at December 31, 2025 and 2024, due to their short-term nature. The fair value of the Company’s Credit Facilities, which is measured using Level 2 inputs, approximates its carrying value due to the nature of its market-based rate of interest. There were no transfers between the levels of the fair value hierarchy during the years ended December 31, 2025 and 2024.

The risk exposure arising from these financial instruments is summarized as follows:

Credit risk

Credit risk is the risk of potential loss to the Company if the counterparty to a financial instrument fails to meet its contractual obligations. The Company’s credit risk is limited to the carrying value of its cash and cash equivalents and trade and other receivables. The Company’s trade and other receivables are subject to the credit risk of the counterparties who own and operate the mines underlying Versamet’s royalty, stream and other assets portfolio. In order to mitigate its exposure to credit risk, the Company monitors its financial assets and holds its cash with a highly rated Canadian financial institution.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s approach to managing liquidity risk is to have in place a planning and budgeting process to ensure that it will have sufficient liquidity to meet liabilities when due in the normal course of operations. In assessing liquidity risk, the Company takes into account its cash and expected income from royalties, stream and the Greenstone gold interest.

The following table shows the Company’s contractual obligations as they fall due as at December 31, 2025 and total at December 31, 2024:

				Total	Total
	Within 1 year	1–5 years	Over 5 years	Dec. 31, 2025	Dec. 31, 2024
In $000s	$	$	$	$	$
Trade and other payables	2,878	—	—	2,878	1,233
Credit facilities [1]	41,711	153,089	—	194,800	1,153
Beedie Convertible Loan [1]	—	—	—	—	21,784
Total	44,589	153,089	—	197,678	24,170
1.	The estimated interest amounts related to the Credit facilities and the Beedie Convertible Loan are included in the table above.

Market risk

Market risk is the risk that changes in market prices, such as commodity price risk, foreign exchange rates, interest rates and equity prices will affect the Company’s income or the value of its holdings or financial instruments.

Commodity price risk is the risk that the fair value or future cash flows of the Company’s financial instruments will fluctuate because of changes in market prices. Commodity prices can be subject to volatile price movements, which can be material and can occur over short periods of time and are affected by numerous factors, all of which are beyond the Company’s control.

Financial instruments that impact net income and total comprehensive income of the Company due to currency fluctuations include cash and cash equivalents, investments, and trade and other payables denominated in Canadian dollars. Based on the Company’s Canadian dollar monetary assets and monetary liabilities as at December 31, 2025, a 10% increase or decrease in the Canadian dollar relative to the United States dollar would have an approximate impact of $0.1 million on net income and $0.1 million on total comprehensive income as at December 31, 2025.

The Company is exposed to commodity price movements as a result of the Greenstone gold interest (note 4). The Company holds the Greenstone gold interest at FVTPL. The fair value is calculated using a series of inputs into a discounted cash flow including the gold price. A 10% increase or decrease in the gold price used in the valuation as at December 31, 2025 would increase or decrease net income and total comprehensive income by $7.6 million.